Securities Act File No. 2-10694

                      PILGRIM CORPORATE LEADERS TRUST FUND

                       Supplement dated September 1, 2000
                      to the Prospectus dated July 31, 2000


ACQUISITION OF RELIASTAR FINANCIAL CORP. BY ING GROEP N.V.

On September 1, 2000, ING Groep N.V. (NYSE: ING) acquired ReliaStar Financial Corp. (NYSE: RLR), the indirect parent company of Pilgrim Investments, Inc. ("Pilgrim Investments"), Sponsor to Pilgrim Corporate Leaders Trust Fund (the "Fund"), and Pilgrim Securities, Inc. ("Pilgrim Securities"), Distributor to the Fund. ING Group is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with almost 100,000 employees.

Pilgrim Investments and Pilgrim Securities are expected to remain intact after the acquisition. Pilgrim Investments does not currently anticipate that there will be any changes in the personnel primarily responsible for providing services to the Fund as a result of the acquisition.

Please  be  advised  of  the  new  address  of  the  Pilgrim  Funds,   effective
immediately:

ING Pilgrim Funds
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

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